Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Technology Crossover Management X, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	10% Owner; may be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	GitLab Inc. [GTLB]

Date of Event Requiring Statement (Month/Day/Year):	October 14, 2021

Designated Filer:	Technology Crossover Management X, Ltd.

Signature:

Technology Crossover Management X, L.P.

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Authorized Signatory

Dated:  October 29, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV X, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	10% Owner; may be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	GitLab Inc. [GTLB]

Date of Event Requiring Statement (Month/Day/Year):	October 14, 2021

Designated Filer:	Technology Crossover Management X, Ltd.

Signature:

TCV X, L.P.

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Authorized Signatory

Dated:  October 29, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV X (A), L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	GitLab Inc. [GTLB]

Date of Event Requiring Statement (Month/Day/Year):	October 14, 2021

Designated Filer:	Technology Crossover Management X, Ltd.

Signature:

TCV X (A), L.P.

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Authorized Signatory

Dated:  October 29, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV X (B), L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	GitLab Inc. [GTLB]

Date of Event Requiring Statement (Month/Day/Year):	October 14, 2021

Designated Filer:	Technology Crossover Management X, Ltd.

Signature:

TCV X (B), L.P.

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Authorized Signatory

Dated:  October 29, 2021

Joint Filer Information

(continued)

Name of Joint Filer:	TCV X Member Fund, L.P.

Address of Joint Filer:	c/o TCV
250 Middlefield Road
Menlo Park, CA 94025

Relationship of Joint Filer to Issuer:	May be part of a 13(d) group

Issuer Name and Ticker or Trading Symbol:	GitLab Inc. [GTLB]

Date of Event Requiring Statement (Month/Day/Year):	October 14, 2021

Designated Filer:	Technology Crossover Management X, Ltd.

Signature:

TCV X Member Fund, L.P.

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Authorized Signatory

Dated:  October 29, 2021